Exhibit 23

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the following Registration Statements of The Interpublic Group of Companies, Inc. (the "Company"), of our report dated February 28, 2002, which appears in the 2001 Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K: Registration Statements on Form S-8 No. 2-79071; No. 2-43811; No. 2-56269; No. 2-61346; No. 2-64338; No. 2-67560; No. 2-72093; No. 2-88165; No. 2-90878; No. 2-97440; and No. 33-28143, relating to the Stock Option Plan (1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of the Company; Registration Statements on Form S-8 No. 2-53544; No. 2-91564; No. 2-98324; No. 33-22008; No. 33-64062; and No. 33-61371, relating to the Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan of the Company (1995); Registration Statements on Form S-8 No. 33-20291 and No. 33-2830 relating to the Management Incentive Compensation Plan of the Company; Registration Statements on Form S-8 No. 33-5352; No. 33-21605; No. 333-4747; and No. 333-23603 relating to the 1986 Stock Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan of the Company; Registration Statements on Form S-8 No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan of the Company; Registration Statement on Form S-8 No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan of the Company; Registration Statement on Form S-8 No. 33-42675 relating to the 1997 Performance Incentive Plan of the Company; Amendment No. 1 on Form S-8 to Registration Statement on Form S-4 No. 333-59254 relating to the True North Communications Inc. Stock Option Plan and the Bozell, Jacobs, Kenyon & Eckhardt, Inc. Stock Option Plan and Registration Statement on Form S-3 No. 333-53592 related to the public offering of shares of the Company. We also consent to the incorporation by reference of our report dated February 28, 2002 relating to the financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
New York, New York
March 26, 2002

CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statements on Form 10-K of The Interpublic Group of Companies, Inc. (the "Company"), of our report dated March 20, 2001, with respect to the consolidated financial statements of True North Communications Inc. and Subsidiaries as of December 31, 2000, and for each of the years in the two-year period ended December 31, 2000, which appears in this Annual Report on Form 10-K and with respect to the following: Registration Statements on Form S-8 No. 2-79071; No. 2-43811; No. 2-56269; No. 2-61346; No. 2-64338; No. 2-67560; No. 2-72093; No. 2-88165; No. 2-90878; No. 2-97440; and No. 33-28143, relating to the Stock Option Plan (1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of the Company; Registration Statements on Form S-8 No. 2-53544; No. 2-91564; No. 2-98324; No. 33-22008; No. 33-64062; and No. 33-61371, relating to the Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan of the Company (1995); Registration Statements on Form S-8 No. 33-20291 and No. 33-2830 relating to the Management Incentive Compensation Plan of the Company; Registration Statements on Form S-8 No. 33-5352; No. 33-21605; No. 333-4747; and No. 333-23603 relating to the 1986 Stock Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan of the Company; Registration Statements on Form S-8 No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan of the Company; Registration Statement on Form S-8 No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan of the Company; Registration Statement on Form S-8 No. 33-42675 relating to the 1997 Performance Incentive Plan of the Company. We also consent to the incorporation by reference in the Registration Statement on Form S-3 No. 333-53592 related to the public offering of shares of the Company, of our report dated March 20, 2001, which appears in this Report on Form 10-K. It should be noted that we have not audited any financial statements of True North Communications Inc. and Subsidiaries subsequent to December 31, 2000 or performed any audit procedures subsequent to the date of our report.

Arthur Andersen LLP

Chicago, Illinois
March 26, 2002

CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statements on Form S-8 of The Interpublic Group of Companies, Inc. (the "Company"), of our report dated February 25, 2000, with respect to the consolidated financial statements of NFO Worldwide, Inc. and subsidiaries for the year ended December 31, 1999, which appears in this Annual Report on Form 10-K: Registration Statements on Form S-8 No. 2-79071; No. 2-43811; No. 2-56269; No. 2-61346; No. 2-64338; No. 2-67560; No. 2-72093; No. 2-88165; No. 2-90878; No. 2-97440; and No. 33-28143, relating to the Stock Option Plan (1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of the Company; Registration Statements on Form S-8 No. 2-53544; No. 2-91564; No. 2-98324; No. 33-22008; No. 33-64062; and No. 33-61371, relating to the Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan of the Company (1995); Registration Statements on Form S-8 No. 33-20291 and No. 33-2830 relating to the Management Incentive Compensation Plan of the Company; Registration Statements on Form S-8 No. 33-5352; No. 33-21605; No. 333-4747; and No. 333-23603 relating to the 1986 Stock Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan of the Company; Registration Statements on Form S-8 No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan of the Company; Registration Statement on Form S-8 No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan of the Company; Registration Statement on Form S-8 No. 33-42675 relating to the 1997 Performance Incentive Plan of the Company. We also consent to the incorporation by reference in the Registration Statement on Form S-3 No. 333-53592 related to the public offering of shares of the Company, of our report dated February 25, 2000, which appears in this Annual Report on Form 10-K. It should be noted that we have not audited any financial statements of NFO Worldwide, Inc. subsequent to December 31, 1999 or performed any audit procedures subsequent to the date of our report.

Arthur Andersen LLP
New York, New York

March 26, 2002

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statements on Form S-8 of The Interpublic Group of Companies, Inc. (the "Company"), of our report dated February 13, 2001, with respect to the consolidated financial statements of Deutsch, Inc. and Subsidiary and Affiliates as of December 31, 2000 and 1999, which appears in this Annual Report on Form 10-K: Registration Statements on Form S-8 No. 2-79071; No. 2-43811; No. 2-56269; No. 2-61346; No. 2-64338; No. 2-67560; No. 2-72093; No. 2-88165; No. 2-90878; No. 2-97440; and No. 33-28143, relating to the Stock Option Plan (1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of the Company; Registration Statements on Form S-8 No. 2-53544; No. 2-91564; No. 2-98324; No. 33-22008; No. 33-64062; and No. 33-61371, relating to the Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan of the Company (1995); Registration Statements on Form S-8 No. 33-20291 and No. 33-2830 relating to the Management Incentive Compensation Plan of the Company; Registration Statements on Form S-8 No. 33-5352; No. 33-21605; No. 333-4747; and No. 333-23603 relating to the 1986 Stock Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan of the Company; Registration Statements on Form S-8 No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan of the Company; Registration Statement on Form S-8 No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan of the Company; Registration Statement on Form S-8 No. 33-42675 relating to the 1997 Performance Incentive Plan of the Company. We also consent to the incorporation by reference in the Registration Statement on Form S-3 No. 333-53592 related to the public offering of shares of the Company, of our report dated February 13, 2001, which appears in this Report on Form 10-K. It should be noted that we have not audited any financial statements of Deutsch, Inc. and Subsidiary and Affiliates subsequent to December 31, 2000 or performed any audit procedures subsequent to the date of our report.

J.H. Cohn LLP
Roseland, New Jersey
March 26, 2002